EXHIBIT 10-1

The Procter & Gamble 2001 Stock and Incentive Compensation Plan – Related Correspondence and
Terms and Conditions

____________________________________________________________________________________

[GRANT_DATE]        [GLOBALID]

[FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]]

Subject: NON-STATUTORY STOCK OPTION SERIES 09-AA

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Grant Value:    $[DELIVERED_GRANT_VALUE]
Option Price per Share:    $[STOCK_PRCE]
Number of Shares:    [SHARES]
Date of Grant:    [GRANT_DATE]
Expiration of Option:    27 February 2019
Option Vest Date:    100% after 27 February 2012
Acceptance Deadline:    28 April 2009

This stock option is granted in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and the Exercise Instructions in place as may be revised from time to time.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: The Procter & Gamble 2001 Stock and Incentive Compensation Plan. Specific portions of the Plan are also hyperlinked below for your ease in reviewing. Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2001 Stock and Incentive Compensation Plan, please send a written request via email to Execcomp.IM@pg.com. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

The option is not transferable other than by will or the laws of descent and distribution and is exercisable during your life only by you. This option will become void upon any separation (including retirement) from the Company or any of its subsidiaries within 6 months of the grant date. This option may also become void upon separation from the Company or any of its subsidiaries at any time later than 6 months after the grant date (see Article G, paragraph 4 of the Plan). For the purposes of this option, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding options may be suspended or terminated if you engage in actions that are significantly contrary to the best interests of the Company or any of its subsidiaries.

This option to purchase shares of Common Stock of the Company is subject to the Employee Acknowledgement and Consent Form below and to the terms of the Plan, with which you acknowledge you are familiar by accepting this award, including the non-compete provision and other terms of Article F. The option is also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company's Board of Directors. This option grant and the Plan together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific stock option grant. Any legal action related to this option, including Article F, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this option grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY

Steven W. Jemison

Secretary for the Compensation and Leadership
Development Committee

ATTACHMENTS

To Accept Your Stock Option
Read and check each of the boxes below:

I have read, understand and    the terms of this letter; The Procter & Gamble 2001
agree to be bound by each of:    Stock and Incentive Compensation Plan; and the
Employee Acknowledgement and Consent Form
(below).

I accept the stock option grant detailed above. (To accept this option, you must also check the box above.)

To Reject Your Stock Option
Read and check the box below:

I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the stock option grant detailed above.

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant of stock options or restricted stock units (“RSUs”) under The Procter & Gamble 2001 Stock and Incentive Compensation Plan or The Gillette Company 2004 Long Term Incentive Plan (together, referred to as the “Plans”).

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plans.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all options or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plans (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plans, that these recipients may be located in my country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plans, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise of the option or settlement of the RSU. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plans. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plans. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant of the stock options or RSUs evidenced hereby, I acknowledge that: i) the Plans are established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant of options or RSUs under the Plans is voluntary and occasional and does not create any contractual or other right to receive future grants of options or RSUs, or benefits in lieu of options or RSUs, even if options or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants of options or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plans is voluntary; v) the option or RSU is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant of options or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant of options or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plans is unknown and cannot be predicted with certainty, may increase or decrease in value, even below the exercise price and, if the underlying shares do not increase in value, the option will have no value; iix) my participation in the Plans shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the option or RSU or the diminution in value of the option or RSU or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the option or RSU grant, including the grant, vesting or exercise of the option, settlement of the shares from the RSU, the subsequent sale of shares acquired and the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or any aspect of the option or RSU to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise of the option or settlement of the shares from the RSU, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plans or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

Appendix 1: Payment Preference Materials for Key Manager Awards

[DATE]
[NAME]

Subject: Preferences for [YEAR] Key Manager Payments

Your choices for the awards are:

February [YEAR] Key Manager Award

•	Stock Options

•	Restricted Stock Units (RSUs) (0%, 25% or 50%)

Attached you will find an election form to be returned to [NAME].

Please keep the following in mind as you consider your choices:

•	It is recommended that you consult legal/tax/financial advisors to determine the appropriate award form(s) for your personal situation.

•	While your selection will be given consideration, it is not binding on the Company until approved by the Compensation & Leadership Development Committee of the Board of Directors.

IF YOU MISS THE [DATE] DEADLINE, YOU WILL RECEIVE THE DEFAULT (STOCK OPTIONS).

[NAME]

[YEAR] EXECUTIVE COMPENSATION AWARD FORM PREFERENCES

[YEAR] Key Manager Long-Term Incentive Award Payable [DATE] [YEAR] Preference Selection

Stock Options	______%
Restricted Stock Units (RSUs) Choices are 0%, 25% or 50%	______% (maximum of 50%)	Shares will deliver 100% in 5 years ([DATE]). Key Manager RSUs have no dividend equivalents and no deferral past 5 years.
Total	100%

•	You must be an active employee as of the award date to receive any non-cash award

•	All elections are irrevocable after [DATE].

____________________________________________    ________________________
Signature                        Date

Return form to [NAME]
Appendix 2: Key Manager Individual Grant Summary

Name:     [NAME]

Your [YEAR] Key Manager Total Grant Value is:	[Grant Value]

You elected to receive your 2008 Key Manager Award as:	[ ]% Stock Options
[ ]% Restricted Stock Units (RSUs)

You must accept this award electronically prior to [DATE] or it will be forfeited.

Grant Details:

Stock Options
Grant Date:	[DATE]
Grant Value:	[SO GRANT VALUE]
Number of Option Shares:	[NUMBER]
Grant Price:	[PRICE]
Vest Date:	[DATE]
Expiration Date:	[DATE]

Restricted Stock Units
Number of RSUs:	[NUMBER]
Date Shares Deliver:	[DATE]

Grant Calculation:
The closing stock price on the grant date of [DATE] was [PRICE]

Number of Stock Options	= Total Grant Value ÷ Grant Price x % stock options elected

Number of RSUs	= Total Grant Value ÷ Grant Price x % RSUs elected ÷ [conversion factor]

As a Recipient, what can you expect next?

•	Your manager will release your grant in the system and you will receive an email message from [NAME] that contains:

◦	a link to instructions on what you need to do to accept your grant

◦	a link to your official Grant Letter where you must electronically accept or reject your grant

•	Grants not accepted by [DATE] will be forfeited.

•	You will receive an email confirmation from [NAME] when you have successfully accepted or rejected the grant.

•	Accepted grants appear in your personal stock option account (My Stock Options/Future Shares found on my.PG.com/Employee Resources) within 48 hours.

This summary is for information purposes only. This summary does not replace your official grant letter that is being sent to you electronically to which you must respond.
Appendix 3: Grant Letter for Key Manager Award in Stock Options and Stock Appreciation Rights

[DATE]
[NAME]
Subject:    Non-Statutory Stock Option Series xx-xx

In recognition of your contributions to the success of the business, the Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of the Procter & Gamble Common Stock as follows:

Grant Value:            [NUMBER]
Option Price per Share:    [NUMBER]
Number of Shares:        [NUMBER]
Date of Grant:            [DATE]
Expiration of Option:        [DATE]
Option Exercisable:        [NUMBER]% after [DATE]
Acceptance Deadline:        [DATE]

This stock option is granted in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation & Leadership Development Committee of the Board of Directors (the “Committee”), and the Exercise Instructions in place as may be revised from time to time,

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink [LINK]. Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2001 Stock and Incentive Compensation Plan, please send a written request via email to [EMAIL ADDRESS]. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

The option is not transferable other than by will or the laws of descent and distribution and is exercisable during your life only by you. This option will become void upon any separation (including retirement) from the company or any of its subsidiaries within 6 months of the grant date. This option may also become void upon separation from the Company or any of its subsidiaries at any time later than 6 months after the grant date (see Article G, paragraph 4 of the Plan). For the purposes of this option, separation from the company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding stock options may be suspended or terminated if you engage in actions that are significantly contrary to the best interests of the Company or any of its subsidiaries.

This option to purchase shares of Common Stock of the Company is subject to the Employee Acknowledgement and Consent Form below and to the terms of the Plan, with which you acknowledge you are familiar by accepting this award, including the non-compete provision and other terms of Article F. The option is also subject to and bound by the actions of the compensation and Leadership Development Committee and of the Company’s Board of Directors. This option grant and the Plan together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the company regarding this specific stock option grant. Any legal action related to this option, including Article F, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this option grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties, or promoting, marketing or recommending to another party any transaction or matter addressed herein.

The Procter & Gamble Company
[NAME]

To Accept Your Stock Option
Read and check each of the boxes below:

¨	I have read, understand and agree to be bound by each of:

The terms of this letter; The Procter & Gamble 2001 Stock and Incentive Plan; and the Employee Acknowledgement and Consent Form.

¨	I accept the stock option grant detailed above. (To accept this option, you must also check the box above.)

To Reject Your Stock Option
Read and check each of the boxes below:

¨	I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the stock option grant detailed above.

Appendix 4: Grant Letter for Key Manager Award in RSUs

[DATE]
[NAME]

Subject:    Award of Restricted Stock Units Series xx-KM-RSU

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to your Restricted Stock Units (“RSUs”) as follows:

Number of Restricted Stock Units:        [NUMBER]
Date of Grant:                    [DATE]
Forfeiture Date:                [DATE]
Settlement Date (Shares Delivered on):    [DATE]
Acceptance Deadline:                [DATE]

These RSUs are granted in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan (including any applicable sub-plan) (“the Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), the Settlement Instructions in place as may be revised from time to time, and the attached Statement of Terms and Conditions Form [CODE].

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: [LINK]. Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2001 Stock and Incentive Compensation Plan, please send a written request via email to [EMAIL ADDRESS]. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

RSUs are not transferable other than by will or the laws of descent and distribution. RSUs will become void upon any separation (including retirement) from the company or any of its subsidiaries within 6 months of the grant date. RSUs may also become void upon separation from the Company or any of its subsidiaries at any time later than 6 months after the grant date (see Section 2(b) of the Terms and Conditions Form [FORM]). For the purposes of this RSU grant, separation from the company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this RSU grant may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding RSUs may be suspended or terminated if you engage in actions that are significantly contrary to the best interests of the Company or any of its subsidiaries.

RSUs granted hereunder are subject to the Employee Acknowledgement and Consent Form below and to the terms of the Plan, and the attached statement of Terms and Conditions Form [FORM] with which you acknowledge you are familiar by accepting this award, including the non-compete provision and other terms of Section 3(a) of Terms and Conditions Form [FORM]. These RSUs are also subject to and bound by the actions of the compensation and Leadership Development Committee and of the Company’s Board of Directors. This RSU grant, the Plan, and the attached statement of Terms and Conditions Form [FORM] together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the company regarding these RSUs. Any legal action related to these RSUs, including the non-compete provisions, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this RSU grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties, or promoting, marketing or recommending to another party any transaction or

THE PROCTER & GAMBLE COMPANY
[NAME]

To Accept Your Restricted Stock Unit Grant
Read and check each of the boxes below:

¨	I have read, understand and agree to be bound by each of:

The terms of this letter; The Procter & Gamble 2001 Stock and Incentive Plan; Terms and Conditions Form [FORM] and the Employee Acknowledgement and Consent Form.

¨	I accept the Restricted Stock Unit grant detailed above. (To accept this option, you must also check the box above.)

To Reject Your Restricted Stock Unit Grant
Read and check each of the boxes below:

¨	I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the Restricted Stock Unit grant detailed above.

Form RTN

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 10;

(b)    “Disability” means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;

(c)    “Dividend Equivalents” has the meaning described in Section 4;

(d)    “Forfeiture Date” is the date identified as such in your Award Letter;

(e)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(f)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(g)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(h)    “Post-Forfeiture Period” means the period from the Forfeiture Date until the Original Settlement Date;

(i)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(j)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(k)    “Separation from Service” shall have the meaning provided under Section 409A of the Code and regulations thereto.

Form RTN
2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to receive Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    Upon your death or upon your Disability that satisfies the definition of “disability” under Internal Revenue Code Section 409A (“Section 409A”) at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in Control, the Forfeiture Date (if any) shall become the date the Change in Control occurred. If the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan. If the Change in Control does not meet the Section 409A requirements, your Original Settlement Date will not be changed.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Confidentiality and Non-Competition

(a)    In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is
Form RTN

the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

(i)    with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii)    with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.

(b)    The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, "trade secrets or other confidential information" also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.

(c)    By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

(d)    If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted
Form RTN

Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

4.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

5.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

6.    Adjustments in Case of Stock Dividends, Stock Splits, Etc.

In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

7.    Tax Withholding.

To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.
Form RTN

8.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

9.    Procter & Gamble Right to Terminate Employment and Other Remedies.

(a)    Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.

(b)    By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

10.    Data Privacy.
Form RTN

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

11.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

12.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

Form RTN

13.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

14.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

15.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form KM

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 9;

(b)    “Forfeiture Date” is the date identified as such in your Award Letter;

(c)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(d)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(e)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(f)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(g)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(h)    “Separation from Service” shall have the meaning provided under Section 409A of the code and regulations thereto.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

Form KM

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; (iii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble that occurs more than six months from the Grant Date; or (iv) Special Separation that occurs more than six months from the Grant Date. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Retirement or Special Separation that occurs more than six months from the Grant Date, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your Retirement or Special Separation.

(c)    Upon your death or upon your Disability that satisfies the definition of “disability” under Internal Revenue Code Section 409A (“Section 409A”) at any time while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in Control, the Forfeiture Date (if any) shall become the date the Change in Control occurred. If the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan. If the Change in Control does not meet the Section 409A requirements, your Original Settlement Date will not be changed.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Confidentiality and Non-Competition

(a)    In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

(i)    with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
Form KM

(ii)    with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.

(b)    The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, "trade secrets or other confidential information" also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.

(c)    By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

(d)    If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will
Form KM

not be affected, impaired or invalidated in any way.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Adjustments in Case of Stock Splits, Etc.

In the event of a future reorganization, recapitalization, stock split, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

6.    Tax Withholding.

To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units, and does not commit to structure any aspect of the Restricted Stock Units to reduce or eliminate your tax liability.

7.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

8.    Procter & Gamble Right to Terminate Employment and Other Remedies.

(a)    Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any
Form KM

subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.

(b)    By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

9.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the
Form KM

Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

10.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

11.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

12.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

13.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

14.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form KMG

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS

THE GILLETTE COMPANY 2004 LONG-TERM INCENTIVE PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Gillette Company 2004 Long-Term Incentive Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 9;

(b)    “Forfeiture Date” is the date identified as such in your Award Letter;

(c)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(d)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(e)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(f)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(g)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(h)    “Separation from Service” shall have the meaning provided under Section 409A of the code and regulations thereto.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.
Form KMG

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; (iii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble that occurs more than six months from the Grant Date; or (iv) Special Separation that occurs more than six months from the Grant Date. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Retirement or Special Separation that occurs more than six months from the Grant Date, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your Retirement or Special Separation.

(c)    Upon your death or upon your Disability that satisfies the definition of “disability” under Internal Revenue Code Section 409A (“Section 409A”) at any time while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in Control, the Forfeiture Date (if any) shall become the date the Change in Control occurred. If the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan. If the Change in Control does not meet the Section 409A requirements, your Original Settlement Date will not be changed.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Confidentiality and Non-Competition

(a)    In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

(i)    with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
Form KMG

(ii)    with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.

(b)    The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, "trade secrets or other confidential information" also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.

(c)    By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

(d)    If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will
Form KMG

not be affected, impaired or invalidated in any way.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Adjustments in Case of Stock Splits, Etc.

In the event of a future reorganization, recapitalization, stock split, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

6.    Tax Withholding.

To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units, and does not commit to structure any aspect of the Restricted Stock Units to reduce or eliminate your tax liability.

7.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

8.    Procter & Gamble Right to Terminate Employment and Other Remedies.

(a)    Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any
Form KMG

subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.

(b)    By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

9.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the
Form KMG

Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

10.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

11.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

12.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

13.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

14.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form KMW

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 9;

(b)    “Forfeiture Date” is the date identified as such in your Award Letter;

(c)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(d)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(e)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(f)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(g)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(h)    “Separation from Service” shall have the meaning provided under Section 409A of the code and regulations thereto.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

Form KMW

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; (iii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble; or (iv) Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Retirement or Special Separation, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company the date of your Retirement or Special Separation.

(c)    Upon your death or upon your Disability that satisfies the definition of “disability” under Internal Revenue Code Section 409A (“Section 409A”) at any time while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in Control, the Forfeiture Date (if any) shall become the date the change in Control occurred. If the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan. If the Change in Control does not meet the Section 409A requirements, your Original Settlement Date will not be changed.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Confidentiality and Non-Competition

(a)    In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

(i)    with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii)    with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties,
Form KMW

acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.

(b)    The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, "trade secrets or other confidential information" also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.

(c)    By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

(d)    If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

Form KMW

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Adjustments in Case of Stock Splits, Etc.

In the event of a future reorganization, recapitalization, stock split, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

6.    Tax Withholding.

To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units, and does not commit to structure any aspect of the Restricted Stock Units to reduce or eliminate your tax liability.

7.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

8.    Procter & Gamble Right to Terminate Employment and Other Remedies.

(a)    Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.

Form KMW

(b)    By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

9.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
Form KMW

10.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

11.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

12.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

13.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

14.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form OPN

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(b);

(b)    “Data” has the meaning described in Section 10;

(c)    “Disability” means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;

(d)    “Dividend Equivalents” has the meaning described in Section 4;

(e)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(f)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(g)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(h)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date.

(i)    “Settlement Period” means the period from the Grant Date until the later of the Original Settlement Date or the Agreed Settlement Date;

(k)    “Separation from Service” shall have the meaning provided under Section 409A of the code and regulations thereto.

2.    Transfer and Restrictions.

Form OPN

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(c)    Upon your death or upon your Disability that satisfies the definition of “disability” under Internal Revenue Code Section 409A (“Section 409A”) at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in Control, if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan. If the Change in Control does not meet the Section 409A requirements, your Original Settlement Date (or Agreed Settlement Date, if applicable) will not be changed.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Confidentiality and Non-Competition

(a)    In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):
Form OPN

(i)    with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii)    with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.

(b)    The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, "trade secrets or other confidential information" also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.

(c)    By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

(d)    If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be
Form OPN

enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

4.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the Settlement period, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

5.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

6.    Adjustments in Case of Stock Dividends, Stock Splits, Etc.

In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

7.    Tax Withholding.

To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.

Form OPN

8.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

9.    Procter & Gamble Right to Terminate Employment and Other Remedies.

(a)    Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.

(b)    By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

10.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as
Form OPN

applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

11.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

12.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

Form OPN

13.    Governing Law.

The validity, interpretation, performance and enforcements of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

14.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

15.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTD

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(c);

(b)    “Data” has the meaning described in Section 10;

(c)    “Disability” means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;

(d)    “Dividend Equivalents” has the meaning described in Section 4;

(e)    “Forfeiture Date” is the date identified as such in your Award Letter;

(f)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i)    “Post-Forfeiture Period” means the period from the Forfeiture Date until the later of the Original Settlement Date or the Agreed Settlement Date;

(j)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(k)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

Form RTD

(l)    “Separation from Service” shall have the meaning provided under Section 409A of the Code and regulations thereto.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble; (iii) death; or (iv) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d)    Upon your death or upon your Disability that satisfies the definition of “disability” under Internal Revenue Code Section 409A (“Section 409A”) at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date or Agreed Settlement Date, (if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e)    Upon the occurrence of a Change in Control, the Forfeiture Date (if any) shall become the date the Change in Control occurred. If the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the change in Control occurred, and the award will be settled in accordance with the terms of the Plan. If the Change in Control does not meet the Section 409A requirements, your Original Settlement Date (or Agreed Settlement Date, if applicable) will not be changed.

(f)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic
Form RTD

signature, or charging you an administrative fee for doing so.

(g)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Confidentiality and Non-Competition

(a)    In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

(i)    with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii)    with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.

(b)    The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, "trade secrets or other confidential information" also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or
Form RTD

participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.

(c)    By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

(d)    If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

4.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date or the Agreed Settlement Date, whichever is later, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

5.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

6.    Adjustments in Case of Stock Dividends, Stock Splits, Etc.

In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of
Form RTD

shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

7.    Tax Withholding.

To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.

8.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

9.    Procter & Gamble Right to Terminate Employment and Other Remedies.

(a)    Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.

(b)    By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the
Form RTD

sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

10.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

Form RTD

11.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

12.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

13.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

14.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

15.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTD-A

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(c);

(b)    “Data” has the meaning described in Section 10;

(c)    “Disability” means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;

(d)    “Dividend Equivalents” has the meaning described in Section 4;

(e)    “Forfeiture Date” is the date identified as such in your Award Letter;

(f)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i)    “Post-Forfeiture Period” means the period from the Forfeiture Date until the later of the Original Settlement Date or the Agreed Settlement Date;

(j)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(k)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

Form RTD-A

(l)    “Separation from Service” shall have the meaning provided under Section 409A of the Code and regulations thereto.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d)    Upon your death or upon your Disability that satisfies the definition of “disability” under Internal Revenue Code Section 409A (“Section 409A”) at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e)    Upon the occurrence of a Change in Control, the Forfeiture Date (if any) shall become the date the Change in Control occurred. If the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan. If the Change in Control does not meet the Section 409A requirements, your Original Settlement Date (or Agreed Settlement Date, if applicable) will not be changed.

(f)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

Form RTD-A

(g)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Confidentiality and Non-Competition

(a)    In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

(i)    with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii)    with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.

(b)    The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, "trade secrets or other confidential information" also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.
Form RTD-A

(c)    By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

(d)    If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

4.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date or the Agreed Settlement Date, whichever is later, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

5.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

6.    Adjustments in Case of Stock Dividends, Stock Splits, Etc.

In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.
Form RTD-A

7.    Tax Withholding.

To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.

8.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

9.    Procter & Gamble Right to Terminate Employment and Other Remedies.

(a)    Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.

(b)    By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar
Form RTD-A

payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

10.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

11.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

Form RTD-A

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

12.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

13.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

14.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

15.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTN2

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 9;

(b)    “Disability” means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;

(c)    “Forfeiture Date” is the date identified as such in your Award Letter;

(d)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(e)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(f)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(g)    “Post-Forfeiture Period” means the period from the Forfeiture Date until the Original Settlement Date;

(h)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(i)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(k)    “Separation from Service” shall have the meaning provided under Section 409A of the Code and regulations thereto.

Form RTN2

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    Upon your death or upon your Disability that satisfies the definition of “disability” under Internal Revenue Code Section 409A (“Section 409A”) at any time while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in control, the Forfeiture Date (if any) shall become the date the Change in Control occurred. If the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan. If the Change in Control does not meet the Section 409A requirements, your Original Settlement Date will not be changed.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Confidentiality and Non-Competition

(a)    In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing
Form RTN2

products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

(i)    with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii)    with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.

(b)    The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, "trade secrets or other confidential information" also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.

(c)    By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

(d)    If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity,
Form RTN2

duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Adjustments in Case of Stock Splits, Etc.

In the event of a future reorganization, recapitalization, stock split, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

6.    Tax Withholding.

To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units, and does not commit to structure any aspect of the Restricted Stock Units to reduce or eliminate your tax liability.

7.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

8.    Procter & Gamble Right to Terminate Employment and Other Remedies.

(a)    Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted
Form RTN2

significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.

(b)    By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

9.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will
Form RTN2

be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

10.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

11.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

12.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

13.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

Form RTN2

14.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form BOD

[INSERT DATE]

[INSERT NAME]

Subject: Award of Restricted Stock Units

This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2003 Non-Employee Directors’ Stock Plan, and subject to the attached Statement of Terms and Conditions Form BOD.

Grant Date:                [INSERT DATE OF GRANT]
Forfeiture Date:            [One year following grant]
Original Settlement Date:        [One year after Separation from Service]
Number of Restricted Stock Units:    [INSERT NUMBER GRANTED]

As you will see from the Statement of Terms and Conditions Form BOD, under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

THE PROCTER & GAMBLE COMPANY

Steven W. Jemison, Secretary
For the Compensation Committee

Form BOD

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2003 NON-EMPLOYEE DIRECTORS’ STOCK PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2003 Non-Employee Directors’ Stock Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(c);

(b)    “Data” has the meaning described in Section 8;

(c)    “Dividend Equivalents” has the meaning described in Section 3;

(d)    “Forfeiture Date” is the date identified as such in your Award Letter;

(e)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(f)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(g)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(h)    “Post-Forfeiture Period” means the period from the Forfeiture Date until the later of the Original Settlement Date or the Agreed Settlement Date;

(i)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(j)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date

(k)	“Separation from Service” shall have the meaning provided under Section 409A of the Code and regulations thereto.

Form BOD

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to receive Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your position as a Director of the Company for any reason, except due to your: (i) disability; (ii) retirement after attaining the age of sixty-nine (69); (iii) resignation following retirement from your principal employer in good standing under the terms or your principal employer’s retirement plan; or (iv) resignation for reasons of antitrust laws or the Company’s conflict of interest, corporate governance or continued service policies. In the event of your disability during the Forfeiture Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date shall automatically and immediately become, without any further action by you or the Company, the date of your disability. In the event of any of the other above exceptions occurring, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions.

(c)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d)    Upon your death or upon your disability that satisfies the definition of “disability” under Internal Revenue Code Section 409A (“Section 409A”), at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or disability, as applicable.

(e)    Upon the occurrence of a Change in Control, the forfeiture Date (if any) shall become the date the Change in Control occurred. If the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the change in control occurred, and the award will be settled in accordance with the terms of the Plan. If the Change in Control does not meet the Section 409A requirements, your Original Settlement Date (or Agreed Settlement Date, if applicable) will not be changed.

(f)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

Form BOD

(g)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date or the Agreed Settlement Date, whichever is later, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Adjustments in Case of Stock Dividends, Stock Splits, Etc.

In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

6.    Tax Withholding.

To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.

Form BOD

7.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

8.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

9.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

Form BOD

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

10.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

11.    Governing Law.

The validity, interpretation, performance and enforcements of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

12.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

13.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Appendix 12    FORM RRS
9/11/01

PROCTER & GAMBLE

STATEMENT OF CONDITIONS AND RESTRICTIONS

THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

The shares of Common Stock of The Procter & Gamble Company (the "Restricted Shares") awarded to you as stated in the accompanying letter have been transferred to you on the express condition that these Restricted Shares, and your ownership thereof, are subject to the following conditions and restrictions:

1.    Restrictions and Conditions on Shares --

(a)    Neither these Restricted Shares nor any of your interest therein may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time except as specifically permitted or otherwise required by the terms of this Statement.

(b)    In the event that your employment with Procter & Gamble terminates, except as the result of your death or disability or your retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant, you will be deemed to have received on the date of the termination of your employment a written demand by the Company to sell to the Company within ten (10) days these Restricted Shares at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided. For the purpose of this subparagraph, your employment with Procter & Gamble shall not be deemed to terminate by reason of your being on leave of absence for any purpose approved in writing by the Company.

(c)    In the event that you shall at any time attempt to sell, exchange, transfer, pledge, hypothecate, give or otherwise dispose of any of the Restricted Shares, or any interest therein, in violation of the terms and conditions of this Statement, you will be required, within ten (10) days after delivery to you of a written demand by the Company made within ninety (90) days after the occurrence of such event, to sell to the Company all Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided.

(d)    (i)    The determination as to whether an event has occurred requiring a sale of Restricted Shares to the Company in accordance with any provision of this paragraph 1, paragraph 7 following or any other provision of this Statement shall be made by the Compensation Committee (the "Committee") in its sole discretion, and all determinations of the Committee with respect thereto shall in all respects be conclusive upon you and any persons claiming under or through you.

(ii)    If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to any provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, you shall, effective on the date of the delivery of the Company's demand to you, cease to have any rights as a shareholder with respect to the Restricted Shares so required to be sold, or any interest therein; and, without limitation, you shall cease to be entitled to receive any future dividends upon such Restricted Shares with record
FORM RRS

dates occurring after the date of delivery of such demand; and in the event that for any reason you shall receive any such dividends upon such Restricted Shares you will be required to repay the Company an amount equal to such dividends.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

(iii)    If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to the provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, and if within thirty (30) days after delivery to you of the Company's demand you have not delivered a stock power or other instrument of transfer appropriately executed in blank, together with any certificates which you may hold representing such Restricted Shares to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P. O. Box 599, Cincinnati, Ohio 45201, the Company may thereupon cause to be mailed to you, in the manner and at the address specified in paragraph 8(b) following, its check payable to your order in the amount of the purchase price for such shares provided for in this Statement and direct the Transfer Agent and Registrar of the Company's Common Stock to make appropriate entries upon their records showing the cancellation of such certificates and return the shares represented thereby to the Company.

2.    Shareholder Rights --

Effective upon the date of award of these Restricted Shares you shall for all purposes be a holder of record of these Restricted Shares and shall thereafter have all rights of a common shareholder with respect to such shares (including the right to vote such shares at any meeting of common shareholders of The Procter & Gamble Company and the right to receive all dividends paid with respect to such shares), subject only to the conditions and restrictions imposed by this Statement. Until such conditions and restrictions have lapsed with respect to any restricted Shares, any certificate for such shares will bear a legend to the effect that they were issued or transferred subject to, and may be sold or otherwise disposed of only in accordance with, the terms of this Statement.

3.    Adjustments in Case of Stock Dividends, Stock Splits, etc. --

In the event that, as the result of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization, or other event, you shall, as the owner of Restricted Shares, be entitled to new, additional or different shares or securities: (a) such new, additional or different shares or securities shall for all purposes be deemed "Restricted Shares," (b) all of the terms of this Statement shall be applicable thereto as modified by this paragraph 3, (c) the purchase price of ten cents ($.10) per share and all of the computations provided for in this Statement shall, if and to the extent required, be appropriately adjusted, and (d) any certificates or other instruments evidencing such new, additional or different shares or securities shall bear the legend referred to in paragraph 2; provided, however, any fractional shares and any pre-emptive or other rights or warrants to purchase securities issued to you as a holder of Restricted Shares in connection with a public offering will be issued to you free and clear of all conditions and restrictions imposed by this Statement.

4.    Lapse of Conditions and Restrictions --

(a)    The conditions and restrictions set forth in paragraph 1 above shall lapse in their entirety on the earliest of
FORM RRS

(i)    the date your employment with Procter & Gamble terminates as the result of your death or disability or your retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant, provided, however, that the Treasurer of The Procter & Gamble Company may agree to extend the restrictions to a date after retirement to provide for expiration (a) on a date not later than December 15 of the year of retirement; (b) on January 15 of the year following retirement; or (c) in five or ten annual installments beginning on January 15 of the year following retirement, with any such extension to be agreed to only upon your written request made prior to January 1 of the year of your retirement and your agreement not to engage in competitive employment (as defined in Article F(1) of The Procter & Gamble 2001 Stock and Incentive Compensation Plan following retirement until expiration of the restrictions without first obtaining written permission from the Company; or

(ii)    there is a “change in control” (as defined in the Plan) of Procter & Gamble; or

(iii)    the date the Committee, in its sole discretion, accepts in writing your written request to accelerate the lapse of conditions and restrictions due to Company approval in writing of your planned retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant. In no case will the Committee accept your request to accelerate the lapse of conditions and restrictions prior to October 1 of the calendar year preceding the calendar year of your approved retirement.

(b)    The Committee may accelerate the lapse of conditions and restrictions on all or any part of the Restricted Shares in the case of hardship which in the sole judgment of the Committee justifies such action.

(c)    When the conditions and restrictions lapse with respect to Restricted Shares pursuant to this paragraph 4, the Company will deliver to you, or your legal representative in case of death, promptly after surrender of any certificate(s) for such Restricted Shares to the Treasurer of The Procter & Gamble Company, Cincinnati, Ohio 45201, one or more certificates for a like number of shares, free of any legend.

5.    Company Right to Terminate Employment and Other Remedies --

Nothing provided herein shall be construed to affect in any way the right or power of the Company to terminate your employment at any time for any reason with or without cause, nor to preclude the Company from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part.

6.    Definitions --

(a)    The term "Company" as used in this Statement shall mean the corporation which awarded the Restricted Shares to you.

(b)    The term "Procter & Gamble" as used in this Statement shall include The Procter & Gamble Company and all corporations, more than 50% of whose capital stock entitled to vote for the election of directors is owned or controlled, directly or indirectly, by The Procter & Gamble Company or by any corporation so controlled by The Procter & Gamble Company, if and as long as such corporations are so controlled.

FORM RRS

7.    Additional Documents --

a    It is the intention of the Company that this transaction shall meet the requirements of, and result in the application of, the rules prescribed by Section 83 of the Internal Revenue Code of 1986, as in effect at the date hereof, and applicable Regulations thereunder. Accordingly, each and every provision shall be construed and interpreted in such manner as to conform with such intention and the Company reserves the right to execute and to require you to execute any further agreements or other instruments which may be effective as of the date of award of these Restricted Shares, including, but without limitation, an instrument modifying or correcting any provision hereof, or of the letter advising you of the award or any action taken hereunder or contemporaneously herewith, and to take any other action, which may be effective as of the date of award of these Restricted Shares, that, in the opinion of counsel for the Company, may be necessary or desirable to carry out such intention.

(b)    If you fail, refuse or neglect to execute and deliver any instrument or document or to take any action requested by the Company or Committee to be executed or taken by you pursuant to the provisions of paragraph 7(a) above for a period of thirty (30) days after the date of such request, the Committee may require you, within ten (10) days after delivery to you of a written demand by the Company, to sell to the Company all of the Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as herein provided.

8.    Notices --

(a)    Any notice to the Company under or pursuant to the conditions and restrictions of this Statement shall be deemed to have been delivered to the Company when delivered in person to the Secretary of the Company or when deposited in the mails, by certified or registered mail, addressed to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201, or such other address as the Company may from time to time designate in writing by notice to you given pursuant to paragraph 8(b) hereof.

(b)    Any notice or demand to you under or pursuant to any provisions of this Statement shall be deemed to have been delivered to you when delivered to you in person or when deposited in the mails, by certified or registered mail, addressed to you at the address on record in the Shareholder Services Department or such other address as you may from time to time designate in writing by notice to the Company given pursuant to paragraph 8(a) above.

9.    The Procter & Gamble 2001 Stock and Incentive Compensation Plan --

The Restricted Shares have been awarded to you pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan adopted and approved by the shareholders of The Procter & Gamble Company on October 9, 2001, and such shares and your ownership thereof shall be in all respects subject to the terms of such Plan, the terms and provisions of which are incorporated herein by reference as applicable.

FORM RRS

10.    Successors and Assigns --

The provisions of this Statement shall be binding upon and inure to the benefit of

(a)    the Company, its successors and assigns, and

(b)    you and, to the extent applicable, your legal representative.

11.    Governing Law --

The validity, interpretation, performance and enforcement of the conditions and restrictions contained in this Statement and your rights in, to and under the Restricted Shares shall for all purposes be governed by the laws of the State of Ohio.

12.    Additional Information Concerning Common Stock --

The following information which appears on certificates representing shares of the Common Stock of the Company is provided pursuant to Section 1701.24(F) of the Ohio Revised Code as pertinent to Restricted Shares awarded or held without issuance of certificates:

(a)    The Procter & Gamble Company is organized under the laws of the State of Ohio.

(b)    The Restricted Shares are fully paid and non-assessable shares of the Common Stock without par value of the Company.

(c)    The name of the person to whom the shares are issued and the number of shares so issued and made subject to this Statement of Conditions and Restrictions are set forth in the accompanying letter.

(d)    A copy of the express terms of such shares and of all other classes and series of shares authorized will be mailed to any shareholder without charge within five (5) days after receipt from such shareholder of a written request therefor addressed to the Secretary of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201.

Form RRS-2001 Plan.doc

Appendix 13
FORM SRS
6/10/03

PROCTER & GAMBLE

STATEMENT OF CONDITIONS AND RESTRICTIONS

THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

The shares of Common Stock of The Procter & Gamble Company (the "Restricted Shares") awarded to you as stated in the accompanying letter have been transferred to you on the express condition that these Restricted Shares, and your ownership thereof, are subject to the following conditions and restrictions:

1.    Restrictions and Conditions on Shares --

(a)    Neither these Restricted Shares nor any of your interest therein may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time except as specifically permitted or otherwise required by the terms of this Statement.

(b)    In the event that your employment with Procter & Gamble terminates for any reason except as set forth in Section 4(a)(ii) below prior to the vesting date shown in the accompanying letter, you will be deemed to have received delivery on the date of the termination of your employment a written demand by the Company to sell to the Company within ten (10) days any of these Restricted Shares where the conditions and restrictions have not lapsed as set forth in paragraph 4 below at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided. For the purpose of this subparagraph, your employment with Procter & Gamble shall not be deemed to terminate by reason of your being on leave of absence for any purpose approved in writing by the Company.

(c)    In the event that you shall at any time attempt to sell, exchange, transfer, pledge, hypothecate, give or otherwise dispose of any of the Restricted Shares, or any interest therein, in violation of the terms and conditions of this Statement, you will be required, within ten (10) days after delivery to you of a written demand by the Company made within ninety (90) days after the occurrence of such event, to sell to the Company all Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided.

(d)    (i)    The determination as to whether an event has occurred requiring a sale of Restricted Shares to the Company in accordance with any provision of this paragraph 1, paragraph 7 following or any other provision of this Statement shall be made by the Compensation Committee (the "Committee") in its sole discretion, and all determinations of the Committee with respect thereto shall in all respects be conclusive upon you and any persons claiming under or through you.

(ii)    If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to any provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, you shall, effective on the date of the delivery or deemed delivery of the Company's demand to you, cease to have any rights as a shareholder with respect to the Restricted Shares so required to be sold, or any interest
FORM SRS

therein; and, without limitation, you shall cease to be entitled to receive any future dividends upon such Restricted Shares with record dates occurring after the date of delivery of such demand; and in the event that for any reason you shall receive any such dividends upon such Restricted Shares you will be required to repay the Company an amount equal to such dividends.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

(iii)    If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to the provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, and if within thirty (30) days after delivery or deemed delivery to you of the Company's demand you have not delivered a stock power or other instrument of transfer appropriately executed in blank, together with any certificates which you may hold representing such Restricted Shares to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P. O. Box 599, Cincinnati, Ohio 45201, the Company may thereupon cause to be mailed to you, in the manner and at the address specified in paragraph 8(b) following, its check payable to your order in the amount of the purchase price for such shares provided for in this Statement and direct the Transfer Agent and Registrar of the Company's Common Stock to make appropriate entries upon their records showing the cancellation of such certificates and return the shares represented thereby to the Company.

2.    Shareholder Rights --

Effective upon the date of award of these Restricted Shares you shall for all purposes be a holder of record of these Restricted Shares and shall thereafter have all rights of a common shareholder with respect to such shares (including the right to vote such shares at any meeting of common shareholders of The Procter & Gamble Company and the right to receive all dividends paid with respect to such shares), subject only to the conditions and restrictions imposed by this Statement. Until such conditions and restrictions have lapsed with respect to any restricted Shares, any certificate for such shares will bear a legend to the effect that they were issued or transferred subject to, and may be sold or otherwise disposed of only in accordance with, the terms of this Statement.

3.    Adjustments in Case of Stock Dividends, Stock Splits, etc. --

In the event that, as the result of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization, or other event, you shall, as the owner of Restricted Shares, be entitled to new, additional or different shares or securities: (a) such new, additional or different shares or securities shall for all purposes be deemed "Restricted Shares," (b) all of the terms of this Statement shall be applicable thereto as modified by this paragraph 3, (c) the purchase price of ten cents ($.10) per share and all of the computations provided for in this Statement shall, if and to the extent required, be appropriately adjusted, and (d) any certificates or other instruments evidencing such new, additional or different shares or securities shall bear the legend referred to in paragraph 2; provided, however, any fractional shares and any pre-emptive or other rights or warrants to purchase securities issued to you as a holder of Restricted Shares in connection with a public offering will be issued to you free and clear of all conditions and restrictions imposed by this Statement.

FORM SRS

4. Lapse of Condition and Restrictions --

(a)    The conditions and restrictions set forth in paragraph 1 above shall lapse as follows:

(i)    The conditions and restrictions on the Restricted Shares shall lapse on the dates set forth in the accompanying letter.

(ii)    In the event your employment with Procter & Gamble terminates as a result of your death or permanent disability, the conditions and restrictions on these Restricted Shares shall lapse in their entirety.

(b)    The Committee may accelerate the lapse of conditions and restrictions on all or any part of the Restricted Shares in the case of hardship which in the sole judgment of the Committee justifies such action.

(c)    When the conditions and restrictions lapse with respect to Restricted Shares pursuant to this paragraph 4, the Company will deliver to you, or your legal representative in case of death, promptly after surrender of any certificate(s) for such Restricted Shares to the Treasurer of The Procter & Gamble Company, Cincinnati, Ohio 45201, one or more certificates for a like number of shares, free of any legend.

5.    Company Right to Terminate Employment and Other Remedies --

Nothing provided herein shall be construed to affect in any way the right or power of the Company to terminate your employment at any time for any reason with or without cause, nor to preclude the Company from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part.

6.    Definitions --

(a)    The term "Company" as used in this Statement shall mean the corporation which awarded the Restricted Shares to you.

(b)    The term "Procter & Gamble" as used in this Statement shall include The Procter & Gamble Company and all corporations, more than 50% of whose capital stock entitled to vote for the election of directors is owned or controlled, directly or indirectly, by The Procter & Gamble Company or by any corporation so controlled by The Procter & Gamble Company, if and as long as such corporations are so controlled.

7.    Additional Documents --

a    It is the intention of the Company that this grant of Restricted Shares shall meet the requirements of, and result in the application of, the rules prescribed by Section 83 of the Internal Revenue Code of 1986, as in effect at the date hereof, and applicable Regulations thereunder. Accordingly, each and every provision shall be construed and interpreted in such manner as to conform with such intention and the Company reserves the right to execute and to require you to execute any further agreements or other instruments which may be effective as of the date of award of these Restricted Shares, including, but without limitation, an instrument modifying or correcting any provision hereof, or of the letter advising you of the award or any action taken hereunder or contemporaneously herewith, and to take any other action, which may be effective as of the date of award of
FORM SRS

these Restricted Shares, that, in the opinion of counsel for the Company, may be necessary or desirable to carry out such intention.

(b)    If you fail, refuse or neglect to execute and deliver any instrument or document or to take any action requested by the Company or Committee to be executed or taken by you pursuant to the provisions of paragraph 7(a) above for a period of thirty (30) days after the date of such request, the Committee may require you, within ten (10) days after delivery to you of a written demand by the Company, to sell to the Company all of the Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as herein provided.

8.    Notices --

(a)    Any notice to the Company under or pursuant to the conditions and restrictions of this Statement shall be deemed to have been delivered to the Company when delivered in person to the Secretary of the Company or when deposited in the mails, by certified or registered mail, addressed to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201, or such other address as the Company may from time to time designate in writing by notice to you given pursuant to paragraph 8(b) hereof.

(b)    Any notice or demand to you under or pursuant to any provisions of this Statement shall be deemed to have been delivered to you when delivered to you in person or when deposited in the mails, by certified or registered mail, addressed to you at the address on record in the Shareholder Services Department or such other address as you may from time to time designate in writing by notice to the Company given pursuant to paragraph 8(a) above.

9.    The Procter & Gamble 2001 Stock and Incentive Compensation Plan --

The Restricted Shares have been awarded to you pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan adopted and approved by the shareholders of The Procter & Gamble Company on October 9, 2001, and such shares and your ownership thereof shall be in all respects subject to the terms of such Plan, the terms and provisions of which are incorporated herein by reference as applicable.

10.    Successors and Assigns --

The provisions of this Statement shall be binding upon and inure to the benefit of

(a)    the Company, its successors and assigns, and

(b)    you and, to the extent applicable, your legal representative.

11.    Governing Law --

The validity, interpretation, performance and enforcement of the conditions and restrictions contained in this Statement and your rights in, to and under the Restricted Shares shall for all purposes be governed by the laws of the State of Ohio.
FORM SRS

12.    Additional Information Concerning Common Stock --

The following information which appears on certificates representing shares of the Common Stock of the Company is provided pursuant to Section 1701.24(F) of the Ohio Revised Code as pertinent to Restricted Shares awarded or held without issuance of certificates:

(a)    The Procter & Gamble Company is organized under the laws of the State of Ohio.

(b)    The Restricted Shares are fully paid and non-assessable shares of the Common Stock without par value of the Company.

(c)    The name of the person to whom the shares are issued and the number of shares so issued and made subject to this Statement of Conditions and Restrictions are set forth in the accompanying letter.

(d)    A copy of the express terms of such shares and of all other classes and series of shares authorized will be mailed to any shareholder without charge within five (5) days after receipt from such shareholder of a written request therefor addressed to the Secretary of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201.

Form SRS-2001 Stock Plan.doc
6/10/03

Form RTD-C

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(c);

(b)    “Data” has the meaning described in Section 11;

(c)    “Disability” means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;

(d)    “Dividend Equivalents” has the meaning described in Section 5;

(e)    “Forfeiture Date” is the date identified as such in your Award Letter;

(f)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i)    “Post-Forfeiture Period” means the period from the Forfeiture Date until the later of the Original Settlement Date or the Agreed Settlement Date;

(j)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(k)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date.

Form RTD-C

(l)    “Separation from Service” shall have the meaning provided under Section 409A of the Code and regulations thereto.

2.    Transfer and Restrictions.

(a)    Except as set forth in Section 3 herein, neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d)    Upon your death or upon your Disability that satisfies the definition of “disability” under Internal Revenue Code Section 409A (“Section 409A”) at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e)    Upon the occurrence of a Change in Control, the Forfeiture Date (if any) shall become the date the Change in Control occurred. If the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the change in Control occurred, and the award will be settled in accordance with the terms of the Plan. If the Change in Control does not meet the Section 409A requirements, your Original Settlement Date (or Agreed Settlement Date, if applicable) will not be changed.

(f)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

Form RTD-C

(g)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, or you have exercised the conversion right described in Section 3 below, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Conversion to Deferred Compensation Plan

(a)    You are entitled to convert all or a portion of the Restricted Stock Units awarded to you as set forth in the letter and Dividend Equivalents into a contribution to The Procter & Gamble Deferred Compensation Plan (the “Deferred Compensation Plan”) once you reach age 50. Any such conversions must be completed during one of the Company’s open window periods for executives and are subject to the Company’s Insider Trading Policy and any other restrictions in place at the time of conversion (claw-back provisions, share ownership requirements, etc.).

(b)    The value of any contribution to the Deferred Compensation Plan resulting from the conversion of Restricted Stock Units and Dividend Equivalents shall be determined by multiplying the number of Restricted Stock Units to be converted by the closing price of the Company’s common stock on the New York Stock Exchange on the date of conversion

(c)    Contributions to the Deferred Compensation Plan resulting from the conversion of Restricted Stock Units will be placed into a notional account and administered in accordance with the terms and conditions set forth in that plan, as amended.

4.    Confidentiality and Non-Competition

(a)    In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

(i)    with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii)    with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

For purposes of this Section 4(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.
Form RTD-C

(b)    The provisions of Section 4(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 4(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, "trade secrets or other confidential information" also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.

(c)    By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 4(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

(d)    If any of the provisions contained in Sections 4(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 4(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

5.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date or the Agreed Settlement Date, whichever is later, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share
Form RTD-C

amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

6.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

7.    Adjustments in Case of Stock Dividends, Stock Splits, Etc.

In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

8.    Tax Withholding.

To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.

9.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

10.    Procter & Gamble Right to Terminate Employment and Other Remedies.

(a)    Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or
Form RTD-C

enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.

(b)    By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

11.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the
Form RTD-C

purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

12.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

13.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

14.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

15.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

Form RTD-C

16.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

11-20-08